EXHIBIT 99
----------




                       SECTION 906 CERTIFICATION
                       -------------------------



     The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ARVIDA/JMB PARTNERS, L.P.



                                  By:  Arvida/JMB Managers, Inc.
                                       The General Partner




                                       /s/   Gary Nickele
                                       ------------------------------
                                       Gary Nickele
                                       Chief Executive Officer




                                       /s/   Gailen J. Hull
                                       ------------------------------
                                       Gailen J. Hull
                                       Chief Financial Officer and
                                       Principal Accounting Officer